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                                                                   Exhibit 10.20


                              NXSTAGE MEDICAL, INC.

                FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      THIS FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into this 8th day of July, 2005, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), Dr. C. David Finch, Dr. Hendrik K. Kuiper, and Jeffrey H. Burbank (collectively, the "Founders"), A.D. & S.R. Burbank Trust and J.B. Babcock (together with the Founders, the "Key Stockholders"), the persons and entities listed on Exhibit B hereto (the " Initial Investors") and those persons and entities who shall, after the date hereof, agree to become a party to and be bound by this Agreement by executing and delivering to the Company a counterpart signature page hereto in such form as the Company may designate (each an "Additional Investor", and together with the Initial Investors, the "Investors"). Exhibit B to this Agreement shall be amended and restated by the Company to reflect the admission of an Additional Investor.

                                   WITNESSETH:

      WHEREAS, each of the Key Stockholders is the beneficial owner of those shares of the Company's common stock, par value $0.001 per share (the "Common Stock") set forth opposite his name on Exhibit A;

      WHEREAS, certain of the Investors (the "Series B Investors," "Series C Investors", "Series D Investors", "Series E Investors" and "Series F Investors") hold that number of shares of the Company's Series B, Series C, Series D, Series E and Series F Preferred Stock, par value $.001 per share (the "Series B, Series C, Series D Preferred Stock, Series E and Series F Preferred Stock"), set forth opposite their names on Exhibit B hereto and possess voting rights, rights of first refusal, co-sale rights and other rights pursuant to that certain Fourth Amended and Restated Stockholders Agreement dated as of August 18, 2004 by and among the Company, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Series F Investors and the Key Stockholders (the "Prior Agreement");

      WHEREAS, the Company proposes to sell to certain of the Investors (the "Series F-1 Investors") that number of shares of its Series F-1 Preferred Stock, par value $.001 per share (the "Series F-1 Preferred Stock"), as set forth opposite such Investor's name on Exhibit B attached hereto pursuant to the terms of the Series F-1 Preferred Stock Purchase Agreement by and among the Company and the Series F-1 Investors of even date herewith (the "Purchase Agreement");

      WHEREAS, the Series B, Series C, Series D, the Series E and Series F Investors are the holders of at least a majority in interest of the Series B, Series C, Series D, Series E and Series F Preferred Stock held by the Series B, Series C, Series D, Series E and Series F Investors as of the date hereof and the Key Stockholders are the holders of at least a majority in interest of the shares held by Key Stockholders as of the date hereof, and the Series B, Series C, Series D,
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Series E and Series F Investors and Key Stockholders desire to terminate the
Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

      WHEREAS, it is a condition to the closing of the sale of the Series F-1 Preferred Stock pursuant to the Purchase Agreement that this Agreement be executed and delivered by the Investors, the Key Stockholders and the Company;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Series B, Series C, Series D, Series E and Series F Investors, the Key Stockholders and the Company hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

                                   ARTICLE I

                                     VOTING

      1.1 COMMON SHARES; INVESTOR SHARES.

            (A) The Key Stockholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Key Stockholders after the date hereof (hereinafter collectively referred to as the "Common Shares") subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement. Common Shares shall not include shares of Common Stock issued upon conversion of shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series F-1 Preferred Stock.

            (B) The Investors each agree to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by them (including, but not limited to, all shares of Common Stock issued upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock (the "Conversion Shares"), as adjusted for any combinations, consolidations, recapitalizations, stock splits, reverse stock splits, stock distributions or stock dividends with respect to such shares) registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

      1.2 VOTING. At each election of directors in which the holders of Common Stock, holders of Series B Preferred Stock, holders of Series C Preferred Stock, holders of Series D Preferred Stock, holders of Series E Preferred Stock, holders of Series F Preferred Stock and holders of Series F-1 Preferred Stock, voting together as a single class, are entitled to elect directors of the Company, the Key Stockholders and Investors shall consult each other and shall vote Common Shares and Investor Shares, respectively so that at least (i) two directors shall be

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nominees of the holders of a majority in interest of the Common Stock, voting as a separate class, one of whom it is anticipated will be the Chief Executive Officer of the Company, and one of whom shall be an industry expert and an outside director who shall be reasonably satisfactory to the holders of a majority in interest of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock, and (ii) five directors shall be nominees of the holders of a majority in interest of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock, voting together as a single class, on an as-if-converted basis and not as separate series, (A) one of whom shall be an industry expert and outside director which shall be reasonably satisfactory to the holders of a majority in interest of the Common Stock and BVCF IV, L.P., (B) one of which shall be designated by David S. Utterberg (or upon his death, his estate) as long as Mr. Utterberg's ownership in NxStage does not fall below 820,019 shares (as adjusted for any combinations, consolidations, recapitalizations, stock splits, reverse stock splits, stock distributions or stock dividends with respect to such shares) ("DSU Minimum Shares"), (C) one of which shall be designated by the Sprout Group as long as the Sprout Group's (together with its affiliates) ownership in NxStage does not fall below DSU Minimum Shares, (D) one of which shall be designated by Atlas Venture Fund V, L.P. as long as Atlas Venture Fund V, L.P.'s (together with its affiliates) ownership in NxStage does not fall below DSU Minimum Shares and (E) one of which shall be designated by Healthcare Investment Partners Holdings LLC as long as Healthcare Investment Partners Holdings LLC's (together with its affiliates) ownership in NxStage does not fall below DSU Minimum Shares. For purposes of this Agreement an "affiliate" of an Investor shall mean any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, manager, managing member, officer or director of such Investor and any investment fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management as, such Investor.

      1.3 LEGEND.

            (A) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Common Shares and the Investor Shares a restrictive legend in substantially the following form (the "Legend"):

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JULY 8, 2005, WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST

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            TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS."

            (B) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent the Common Shares or the Investor Shares theretofore represented by a certificate carrying the Legend.

      1.4 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares or Investor Shares. The Company shall not permit the transfer of any of the Common Shares or Investor Shares on its books or issue a new certificate representing any of the Common Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Stockholder or Investor, as applicable.

      1.5 OTHER RIGHTS. Except as provided by this Agreement, each Key Stockholder and Investor shall exercise the full rights of a shareholder with respect to the Common Shares and the Investor Shares, respectively.

      1.6 BOARD OBSERVATION RIGHTS. So long as (i) BVCF IV, L.P. shall continue to hold at least 500,000 shares of the Company's Preferred Stock (as adjusted for any combinations, consolidations, recapitalizations, stock splits, reverse stock splits, stock distributions or stock dividends with respect to such shares), (ii) Marubeni Corporation shall continue to hold at least 300,000 shares of the Company's Preferred Stock (as adjusted for any combinations, consolidations, recapitalizations, stock splits, reverse stock splits, stock distributions or stock dividends with respect to such shares) and (iii) CSFB Fund Co-Investment Program, L.P. shall continue to hold at least 200,000 shares of the Company's Preferred Stock (as adjusted for any combinations, consolidations, recapitalizations, stock splits, reverse stock splits, stock distributions or stock dividends with respect to such shares), a representative of each, reasonably acceptable to the Company (a "Representative"), shall have the right to attend all meetings of the Company's Board of Directors in a non-voting observer capacity and, in this respect, the Company shall give the Representative, whether or not present at such meetings, copies of all notices, minutes, consents and other materials that it provides to its directors in the same manner and at the same time as provided to its directors; provided that (A) the Representative shall agree to hold in strict confidence and trust, and to act in a fiduciary manner with respect to, all information so provided; (B) the Company reserves the right to withhold any information and to exclude the Representative from any portion of any meeting, if the Board of Directors determines in good faith that access to such information or attendance at such portion of such meeting could materially and adversely affect the Company, whether by way of adversely affecting the attorney-client privilege between the Company and its counsel, or otherwise, and (C) in no event shall the failure to provide the notice and materials described above invalidate in any way any action taken at a meeting of the Company's Board of Directors. Such Representatives shall bear their own costs associated with such attendance.

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                                   ARTICLE II

                              TRANSFER RESTRICTIONS

      2.1 COMPANY PURCHASE RIGHT; INVESTOR PURCHASE RIGHT. If a Founder receives a bona fide offer to purchase any of the Common Shares held by such Founder, the Company and its assignees shall have a right of first refusal to purchase from Founder all, but not less than all, of the Common Shares that such Founder proposes to transfer, assign or otherwise dispose of on the same terms and conditions as those contained in the Offer Notice (defined below) (the "Company Purchase Right"). If the Company should decide not to exercise such Company Purchase Right with regard to any such Common Shares purchasable thereunder, each Investor shall then have the right of first refusal to purchase his, her or its pro rata share of such Common Shares on the same terms and conditions as those contained in the Offer Notice (the "Investor Purchase Right"). Such Investor's pro rata share, for purposes of the Investor Purchase Right, is the ratio, the numerator of which is the number of shares of Common Stock issued or issuable to the Investor pursuant to the conversion of all shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock held by the Investor, and the denominator of which is the total number of shares of Common Stock issued or issuable upon conversion of all outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock. The Company Purchase Right and the Investor Purchase Right shall be subject to the following provisions:

            (A) "Offered Stock" shall mean any Common Shares that the Company has the opportunity to purchase under the Company Purchase Right.

            (B) At least twenty (20) days prior to any transfer of Common Shares by any of the Founders (other than a transfer to a Permitted Transferee (as defined below)), the Founder proposing to transfer such Common Shares (the "Transferor"), shall deliver to the Company and to each of the Investors a written notice (the "Offer Notice") specifying in reasonable detail the number of Common Shares to be transferred and the price and terms upon which such Common Shares are to be transferred. Within twenty (20) days from receipt of the Offer Notice (the "Company Option Period"), the Company must send a written notice to the Transferor and each of the Investors of its intention to purchase the Offered Stock (the "Company Election Notice"). If the Company does not intend to purchase all of the Offered Stock or the Company is not lawfully able to purchase all such Offered Stock, the Company Election Notice shall state the amount of Offered Stock that the Company will not purchase, and shall specify each Investor's pro rata share thereof. The Investors shall have the right to purchase all, but not less than all, of the Offered Stock not purchased by the Company.

            (C) Each Investor desiring to purchase such Offered Stock shall have ten (10) days (the "Investor Option Period") from the date of mailing of the Company Election Notice to provide written notice to the Transferor and the Company of the number of shares of such Offered Stock that such Investor desires to purchase (such number may be more than such Investor's pro rata share) (the "Investor Election Notice"). None of the Investors shall have the right to purchase any of such Offered Stock unless the Investors in the aggregate agree to

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purchase all of the Offered Stock not purchased by the Company or by other
Company shareholders.

            (D) If the total number of shares specified in Investor Election Notices exceeds the number of shares of Offered Stock not purchased by the Company on a pro rata basis no more favorable than the pro rata rights of the Investors, then (unless the exercising Investors agree otherwise) each exercising Investor shall have the right to purchase that number of shares of Offered Stock that is obtained by multiplying the number of shares of Offered Stock not being purchased by the Company or other shareholders as described above by a fraction the numerator of which is the number of shares of Common Stock issued or issuable to such exercising Investor pursuant to the conversion of all shares of Preferred Stock held by such Investor, and the denominator of which is the total number of shares of Common Stock issued or issuable to all such exercising Investors pursuant to the conversion of all shares of Preferred Stock held by all such exercising Investors. Any remaining shares of Offered Stock may be purchased by exercising Investors that so elect, according to the same principle of proration until all shares of Offered Stock not purchased by the Company or other shareholders as described above are allocated to exercising Investors.

            (E) Within five (5) days after the expiration of the Investor Option Period the Company shall give written notice (the "Expiration Notice") to the Transferor and to each Investor specifying either (i) that all of the Offered Stock was subscribed by the Company exercising its Company Purchase Right and/or one or more Investors exercising their Investor Purchase Right or (ii) that neither the Company nor the Investors have the right to purchase any of the Offered Stock because the Investors, in the aggregate, did not timely exercise their Investor Purchase Right to purchase all of the Offered Stock not purchased by the Company.

            (F) This Investor Purchase Right is assignable to any affiliate of an Investor or in connection with a sale of Investor Shares, provided that the transferee owns, at the time the Offered Stock is offered, at least two hundred thousand (200,000) shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock or Conversion Shares (as adjusted for any combinations, consolidations, recapitalizations, stock splits, reverse stock splits, stock distributions or stock dividends with respect to such shares).

      2.2 RIGHTS OF CO-SALE.

            (A) Investors Co-Sale Option Covering Founder Shares. In the event any Founder (including for all purposes of this Section 2.2 any Permitted Transferees of a Founder) proposes to sell any Common Shares and any of such shares are not purchased pursuant to Section 2.1 (the "Remaining Shares"), such Founder may transfer the Remaining Shares only following compliance with this
Section 2.2(a):

                  (i) In such event, immediately upon receipt of the Expiration Notice, the Transferor shall give an additional notice of the proposed sale to the Investors if applicable, which shall identify the offeror and the number of Remaining Shares proposed to be sold (the "Co-Sale Notice").

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                  (ii) Each of the Investors shall have the right, exercisable upon written notice to the Transferor or any Permitted Transferee within 10 days after the date of the Co-Sale Notice (the "Co-Sale Notice Period"), to participate in the sale on the terms and conditions stated in the Co-Sale Notice. Each of the Investors shall have the right to sell all or any portion of its Investor Shares on the terms and conditions in the Co-Sale Notice (subject to the foregoing), with the maximum number of Investor Shares equal to the product obtained by multiplying the number of Remaining Shares proposed to be sold as described in the Co-Sale Notice by a fraction, the numerator of which is the number of Investor Shares owned by such Investor on the date of the Co-Sale Notice, and the denominator of which is the sum of the number of shares of Common Stock owned by the Founders and their Permitted Transferees and the number of Investor Shares owned by all of the Investors as of the date of the Co-Sale Notice. To the extent an Investor elects not to sell the full amount of Investor Shares which they are entitled to sell pursuant to this Section 2.2, the other participating Investors' rights to sell shares shall be increased proportionately to their relative holdings of Investor Shares, such that the Investors shall have the right to sell the full number of shares allocable to them in the aggregate in any transaction subject to this Section 2.2 even if some Investors elect not to participate.

                  (iii) Within five (5) days after the expiration of the Co-Sale Notice Period, the Transferor shall notify each participating Investor of the number of shares held by such Investor that will be included in the sale and the date on which the sale will be consummated.

                  (iv) Each of the Investors may effect its participation in any sale hereunder by delivery to the purchaser, or to the Transferor for transfer to the purchaser, of one or more instruments, certificates and/or option agreements, properly endorsed for transfer, representing the shares it elects to sell therein, provided that no Investor shall be required to make any representations or warranties or to provide any indemnities in connection therewith other than with respect to title to the stock being conveyed. At the time of consummation of the sale, the purchaser shall remit directly to each Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation therein. No shares may be purchased by a purchaser from the Transferor or Permitted Transferee unless the purchaser simultaneously purchases from the Investors all of the shares that they have elected to sell pursuant to this Section 2.2(a).

            (B) Investors/Founders Co-Sale Option covering Investor Shares. In the event that any Investor (a "Transferring Investor") receives a bona fide offer to purchase (an "Investor Offer") all or any portion of the Investor Shares (the "Investor Offered Shares") from an offeror other than another Investor or an affiliate of such Transferring Investor, such Transferring Investor may transfer the Investor Offered Shares only pursuant to and in accordance with the following provisions of this Section 2.2(b):

                  (i) Such Transferring Investor shall deliver a written notice containing equivalent information to that required under Section 2.1 hereof to the Company and each of the Investors and Founders (an "Investor Offer Notice"). Each of the Investors and Founders shall have the right to participate in the Investor Offer on the terms and conditions herein stated (the "Investor/Founder Co-Sale Option"), which right shall be exercisable upon written notice (an "Acceptance Notice") to the Transferring Investor within the 10 days after the date of the

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Investor Offer Notice (the "Investor/Founder Co-Sale Notice Period"). The
Acceptance Notice shall indicate the maximum number of Investor Shares such Investor or Founder wishes to sell (including the number of shares it would sell if one or more other Investors or Founders do not elect to participate in the sale) on the terms and conditions stated in the Investor Offer Notice.

                  (ii) Each of the Investors and Founders shall have the right to sell a portion of such Investor's Investor Shares or Founder's Common Shares, as the case may be, pursuant to the Investor Offer Notice which is equal to or less than the product obtained by multiplying the number of shares proposed to be sold in the Investor Offer Notice by a fraction, the numerator of which is the number of Investor Shares or Common Shares owned by such Investor or Founder, as the case may be, on the date of the Investor Offer Notice, and the denominator of which is the sum of the number of shares of Common Shares owned by the Founders and their Permitted Transferees and the number of shares of Investor Shares owned by all of the Investors as of the date of the Investor Offer Notice. To the extent an Investor or Founder elects not to sell the full amount of Investor Shares or Common Shares which they are entitled to sell pursuant to this Section 2.2(b), the other participating Investors' and Founders' rights to sell shares shall be increased proportionately by the full amount of Investor Shares or Common Shares which the non-electing Investors or Founders were entitled to sell pursuant to this Section 2.2(b).

                  (iii) Within five (5) days after the expiration of the Investor/Founder Co-Sale Notice Period, the Transferring Investor shall notify each participating Investor and Founder of the number of shares held by such Investor or Founder that will be included in the sale and the date on which the Investor Offer will be consummated.

                  (iv) Each of the Investors and Founders participating in the sale pursuant to this Section 2.2(b) may effect its participation in any Investor Offer hereunder by delivery to the purchaser, or to the Transferring Investor for delivery to the purchaser, of one or more instruments or certificates, properly endorsed for transfer, representing the Common Shares or Investor Shares it elects to sell therein, provided that no Investor or Founder shall be required to make any representations or warranties or provide any indemnities in connection therewith other than with respect to title to the stock being conveyed. At the time of consummation of the sale, the purchaser shall remit directly to each Investor or Founder that portion of the sale proceeds to which such Investor or Founder is entitled by reason of its participation therein. No Investor Offered Shares may be purchased by a purchaser from the relevant Investor or any of such Investor's Permitted Transferees unless the purchaser simultaneously purchases from the other Investors or Founders all of the shares that they have elected to sell pursuant to this Section 2.2(b).

      2.3 SALE PERIOD. Any shares held by an Investor or Founder or any of their Permitted Transferees that the Investor, Founder or transferee desires to sell following compliance with this Section 2.3 may be sold to a purchaser:

                  (i) by the later of (A) the 90-day period after the expiration of the Co-Sale Notice Period or Investor/Founder Co-Sale Notice Period, as applicable, or (B) the date upon which all governmental approval requirements, if any, have been satisfied (the "Sale Period"); and

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                  (ii) only on terms no more favorable than those contained in the relevant notice to the Investor or Founder.

      Promptly after such sale, such Investor, Founder or Permitted Transferee shall notify the parties hereto of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the other parties hereto. If, at the end of such Sale Period, such Investor, Founder or any Permitted Transferees have not completed the sale of such shares as aforesaid, all the restrictions on the transfer of shares contained in this Section 2 shall again be in effect with respect to such shares.

      2.4 PERMITTED TRANSFERS.

            (A) Subject to Section 2.4(b), but notwithstanding any other provision of this Agreement, the provisions of Sections 2.1 and 2.2 shall not apply to:

                  (i) Any transfer of Common Shares or Investor Shares, as applicable, by a Founder or Investor that is an individual to such Founder's or Investor's Family Group (for purposes of this Agreement, "Family Group" means the Founder's or Investor's spouse, descendants (whether natural or adopted), parents, siblings and any trust, partnership, limited liability company or similar entity created solely for the benefit of such Founder or Investor and/or any such Founder's or Investor's spouse, descendants, parents and/or siblings); or

                  (ii) Any transfer by a Founder or Investor that is not an individual to such Founder's or Investor's members, former members, partners, former partners, stockholders or affiliates.

      (B) In the event of any transfer pursuant to Subsection 2.4(a), the transferee (a "Permitted Transferee") of any such shares shall hold the shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement (including, without limitation, those set forth in Sections 1.2 and 4.5), and as a condition to any such transfer, the Permitted Transferee shall execute and deliver to the Company an instrument of accession in a form acceptable to the Company agreeing to become a party to and be bound by the provisions of this Agreement to the same extent as if it/he were an original party hereto in the same capacity as the transferor.

                                  ARTICLE III

                                   TERMINATION

      3.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

            (A) the date of the closing of a Qualified Public Offering (as defined in the Company's Certificate of Incorporation, as amended); or

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            (B) at such time as the Investors hold less than an aggregate of one hundred thousand (100,000) shares of Series B, Series C, Series D, Series E, Series F and Series F-1 Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like); or

            (C) ten (10) years from the date of this Agreement; or

            (D) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Stockholders.

                                   ARTICLE IV

                                  MISCELLANEOUS

      4.1 OWNERSHIP. Each Key Stockholder represents and warrants to the Investors that such Key Stockholder now owns the Common Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than the Prior Agreement or one which has expired or terminated prior to the date hereof, and such Key Stockholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Stockholder enforceable in accordance with its terms.

      4.2 FURTHER ACTION. If and whenever the Common Shares or the Investor Shares are sold, the Key Stockholders or the personal representative of the Key Stockholders and the Investors shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

      4.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

      4.4 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware as such laws apply to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

      4.5 AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the Company, a majority in interest of the Investors and a majority in interest of the

Key Stockholders; provided that no amendments may be made to (i) Section 1.2(ii)(A) hereof which adversely alter the rights of BVCF IV, L.P. without the written consent of BVCF IV, L.P. so long as BVCF IV, L.P. maintains its full pro rata share in the Company measured as of the original issuance date of the Series D Preferred Stock, or (ii) Section 1.2(ii)(B), (C), (D) or (E) hereof which adversely alters the rights of David Utterberg, the Sprout Group, Atlas Venture Fund V, L.P., or Healthcare Investment Partners Holdings LLC, respectively, without the written consent of Mr. Utterberg, the Sprout Group, Atlas Venture Fund V, L.P., or Caxton Healthcare Acquisition Partners, respectively. For purposes of this Section 4.5(i) BVCF IV, L.P.'s "full pro rata share" shall mean the quotient of the total number of shares of Preferred Stock held by BVCF IV, L.P. and its affiliates divided by the total number of shares of Preferred Stock issued by the Company.

      4.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

      4.7 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

      4.8 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Common Shares or Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Common Shares or Investor Shares, as the case may be, for purposes of this Agreement.

      4.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

      4.10 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

      4.11 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

      4.12 NOTICES. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been made when given to the address and telephone numbers set forth opposite such Key Stockholder or Investor's name on Exhibit A or Exhibit B attached hereto, with a copy to Goodwin | Procter LLP, Exchange Place, Boston, MA 02109, Attn: Mitchell S. Bloom, Esq., (telephone:
617-570-1055; facsimile: 617-523-1231) or in the case of the Company to:

      NxSTAGE MEDICAL, INC.

      439 South Union Street, 5th Floor
      Lawrence, MA  01843
      Attn:  General Counsel

with a copy (which shall not constitute notice) to:

      Wilmer Cutler Pickering Hale and Dorr, LLP
      60 State Street
      Boston, MA 02109
      Attn: Susan Murley, Esq.

(or at such other address or telefax numbers as a party may specify by notice to the other party given as aforesaid). Unless otherwise specifically provided in this Agreement, such communication shall be deemed to have been given (a) three days after mailing, when mailed by registered or certified postage-paid mail,
(b) on the next business day, when delivered to a same-day or overnight national courier service or the U.S. Post Express Mail or (c) upon the date of receipt by the addressee when delivered personally or (d) upon the date of receipt by the addressee when delivered or by telecopier if such telecopy notice is followed by any of the methods of delivery set forth in (a) through (c) of this section; provided, however, that any notice of change of address shall be effective only upon receipt. Notice may be given on behalf of a party by its counsel.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 COMPANY:

                                 NXSTAGE MEDICAL, INC.

                                 By:  /s/ Jeffrey H. Burbank
                                      -------------------------------
                                     Name: Jeffrey H. Burbank
                                     Title:  President and CEO

                                 KEY STOCKHOLDERS:

                                 A.D. & S.R. BURBANK TRUST

                                 By:   /s/ A. David Burbank
                                    --------------------------------------
                                       A. David Burbank, Co-Trustee

                                 By:   /s/ Sally R. Burbank
                                    ----------------------------------------
                                       Sally R. Burbank, Co-Trustee

                                       /s/ Jeffrey H. Burbank
                                 ------------------------------
                                       Jeffrey H. Burbank

                                       /s/ C. David Finch
                                 ------------------------------------------
                                       C. David Finch

                                       /s/ Hendrik K. Kuiper
                                 ------------------------------------------
                                       Hendrik K. Kuiper

                                       /s/ James B. Babcock
                                 ------------------------------------------
                                       James B. Babcock

                                 INVESTORS:

                                       /s/ Jeffrey H. Burbank
                                 ------------------------------------------
                                       Jeffrey H. Burbank

                                       /s/ David S. Utterberg
                                 ------------------------------------------
                                       David S. Utterberg

                                       /s/  Paul Brown
                                 ------------------------------------------
                                       Paul Brown

                                 MARUBENI CORPORATION

                                 By:   /s/ Tetsuji Banno
                                    ---------------------------
                                       Name: Tetsuji Banno
                                       Title: General Manager,
                                       Business Incubation Dept.


                                 MARUBENI AMERICA CORPORATION

                                 By:   /s/ Shigemasa Sonobe
                                    ---------------------------------------
                                       Name: Shigemasa Sonobe
                                       Title: General Manager,
                                       Investment Business Unit

                                 BVCF IV, L.P.

                                 By:   Adams Street Partners, LLC
                                       Its General Partner

                                 By:   /s/ Craig S. Taylor
                                    ---------------------------------
                                       Name: Craig S. Taylor
                                       Title: Partner

                                 WPG ENTERPRISE FUND III, L.L.C.

                                 By:   WPG VC Fund Adviser, L.L.C.,
                                       Fund Investment Advisory Member

                                 By:   /s/ [illegible]
                                    --------------------------
                                       Name:
                                       Title:  Managing Member


                                 WEISS, PECK & GREER VENTURE
                                 ASSOCIATES IV, L.L.C.
                                 By:   WPG VC Fund Adviser, L.L.C.,
                                       Fund Investment Advisory Member

                                 By:   /s/ [illegible]
                                    --------------------------
                                       Name:
                                       Title: Managing Member


                                 WEISS, PECK & GREER VENTURE
                                 ASSOCIATES IV CAYMAN, L.P.

                                 By:   WPG VC Fund Adviser, L.L.C.,
                                       General Partner

                                 By:   /s/ [illegible]
                                    --------------------------
                                       Name:
                                       Title: Managing Member

                                 ATLAS VENTURE FUND V, L.P.
                                 ATLAS VENTURE PARALLEL FUND V-A, C.V.
                                 ATLAS VENTURE PARALLEL FUND V-B, C.V.
                                 ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                 By:   Atlas Venture Associates V, L.P.
                                       their General Partner

                                 By:   Atlas Venture Associates V, Inc.
                                       Its General Partner

                                 By:   /s/ [illegible]
                                    ------------------------
                                       Name:
                                       Title: Vice President


                                 ATLAS VENTURE FUND III, L.P.
                                 ATLAS VENTURE ENTREPRENEURS'
                                 FUND III, L.P.

                                 By:   Atlas Venture Associates III, L.P.
                                       their General Partner

                                 By:   Atlas Venture Associates III, Inc.
                                       Its General Partner

                                 By:   /s/ [illegible]
                                    ------------------------
                                       Name:
                                       Title: Vice President

                                 SPROUT CAPITAL VIII, L.P.

                                 By:   DLJ Capital Corporation
                                       Its Managing General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By: Philippe Chambon
                                       Its: Managing Director

                                 SPROUT VENTURE CAPITAL, L.P.

                                 By:   DLJ Capital Corporation
                                       Its General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By: Philippe Chambon
                                       Its:  Managing Director

                                 DLJ CAPITAL CORP.

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By: Philippe Chambon
                                       Its:  Managing Director

                                 DLJ ESC II, L.P.

                                 By:   DLJ LBO Plans Management Corporation
                                       Its General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By:  Philippe Chambon
                                       Its:  Attorney In Fact

                                 SPROUT ENTREPRENEURS FUND, L.P.

                                 By:   DLJ Capital Corp.
                                       Its General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By:  Philippe Chambon
                                       Its:  Managing Director

                                 SPROUT CAPITAL IX, L.P.

                                 By:   DLJ Capital Corp.
                                       Its Managing General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By:  Philippe Chambon
                                       Its:  Managing Director

                                 SPROUT IX PLAN INVESTORS, L.P.

                                 By: DLJ LBO Plans Management Corporation II Its General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By:  Philippe Chambon
                                       Its:  Attorney In Fact

                                 SPROUT PLAN INVESTORS, L.P.

                                 By:   DLJ LBO Plans Management Corporation
                                       Its General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By:  Philippe Chambon
                                       Its:  Attorney In Fact

                                 THE SPROUT CEO FUND, L.P.

                                 By:   DLJ Capital Corporation
                                       Its General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By:  Philippe Chambon
                                       Its: Managing Director

                                 SPROUT CAPITAL VII, L.P.

                                 By:   DLJ Capital Corporation
                                       Its Managing General Partner

                                 By:   /s/ Philippe Chambon
                                    ---------------------------------
                                       By: Philippe Chambon
                                       Its: Managing Director

                                 CSFB FUND CO-INVESTMENT PROGRAM, L.P.

                                 By:   DLJ Fund Partners, L.P.
                                       Its General Partner

                                 By:   DLJMB Fund, Inc.
                                       Its General Partner

                                 By:  /s/ [illegible]
                                    ---------------------
                                      By:
                                      Its: Vice President

                                 WASATCH FUNDS, INC. FOR WASATCH ULTRA GROWTH
                                 FUND

                                 By:    /s/ Venice F. Edwards
                                     ------------------------
                                       Name:  Venice F. Edwards
                                       Title: Secretary

                                    EXHIBIT A

                            LIST OF KEY STOCKHOLDERS


                                              OPTION FOR          TOTAL
                          NUMBER OF SHARES    THE PURCHASE        COMMON STOCK
NAME AND ADDRESS          OF COMMON STOCK     OF COMMON STOCK     EQUIVALENT
----------------          ---------------     ---------------     ----------
Dr. C. David Finch              243,307               -0-            243,307
1828 Raymond Road
Jackson, MI 39204
(601) 373-7897
(601) 373-7899 (Fax)

Dr. Hendrik K. Kuiper           216,969             27,491           244,460
1115 N. Frontage Road
P.O. Box 348
Vicksburg, MI 39180-5102
(601) 634-8790
(601) 619-4121 (Fax)

Jeffrey H. Burbank              598,409             330,347          928,756
18 Sunrise Road
Boxford, MA 01921

A.D.& S.R. Burbank Trust        37,641                -0-             37,641
c/o Jeffrey H. Burbank
18 Sunrise Road
Boxford, MA 01921

J.B. Babcock                     2,030                -0-             2,030
10626-G York Road
Hunt Valley, MD 21030
(410) 666-8500
(410) 666-6267 (Fax)

                                    EXHIBIT B

                                LIST OF INVESTORS

                                   Number of       Number of        Number of      Number of      Number of        Number of
                                     Shares         Shares            Shares        Shares          Shares         Shares of
                                   of Series B    of Series C      of Series D    of Series E    of Series F       Series F-1
                                    Preferred      Preferred       Preferred      Preferred       Preferred        Preferred
         Name and Address             Stock          Stock             Stock          Stock          Stock            Stock
         ----------------             -----          -----             -----          -----          -----            -----

Jeffrey H. Burbank                    74,906          -0-               -0-            -0-            -0-             -0-
18 Sunrise Road
Boxford, Massachusetts 01921

BVCF IV, L.P.                          -0-            -0-             753,769        157,345         68,681            21,857
c/o Adams Street Partners, LLC
One North Wacker Drive
Suite 2200
Chicago, IL  60606-2807


WPG Enterprise Fund III, L.L.C.      132,054         84,344            65,895        10,983          9,006             3,467
Weiss, Peck & Greer, LLC
555 California Street,
Suite 3130                                                                                                        CLOSING DATE:
San Francisco,                                                                                                     2,866 Shares
California 94104                                                                                                    on 7/08/05
Fax: (415) 989-5108
                                                                                                                    601 Shares
                                                                                                                    on 07/15/05



Weiss, Peck & Greer Venture
Associates IV, L.L.C.                 151,057         96,481            75,377        12,563          10,302            3,966
Weiss, Peck & Greer, LLC
555 California Street,
Suite 3130                                                                                                         CLOSING DATE:
San Francisco, CA 94104                                                                                            3,279 Shares
Fax: (415) 989-5108                                                                                                 on 7/08/05

                                                                                                                     687 Shares
                                                                                                                     on 07/15/05


Weiss, Peck & Greer Venture
Associates IV                          19,003         12,137            9,482          1,580          1,296              498
Cayman, L.P.
c/o Weiss, Peck & Greer, LLC                                                                                       CLOSING DATE:
555 California Street                                                                                               412 Shares
Suite 3130                                                                                                          on 7/08/05
San Francisco, CA 94104
Fax: (415) 989-5708                                                                                                  86 Shares
                                                                                                                     on 07/15/05

David S. Utterberg                     201,410      128,642         753,769        753,769        343,195               109,220
c/o Medisystems Corporation
701 Pike Street -16th Floor,
Seattle, WA 98101-3016
Copy to John Willett, Esq
Arnold & Porter
399 Park Avenue
New York, NY  10022-4690

Atlas Venture Fund III, L.P.           164,268      104,920          72,536        192,783        118,490               37,709
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Entrepreneurs'
Fund III, L.P.                          3,572        2,281           1,577          4,192          2,576                  820
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Fund V, L.P.               -0-          -0-          1,133,073       424,146        260,692               82,964
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Parallel
Fund V-A C.V.                            -0-          -0-           140,746        52,686         32,382                10,305
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Parallel
Fund V-B C.V.                            -0-          -0-           140,746        52,686         32,382                10,305
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Entrepreneurs'
Fund V, L.P.                             -0-          -0-            18,860         7,060          4,339                 1,381
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Sprout Capital VIII, L.P.              981,202      628,353           -0-          354,895        447,582               142,440
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Venture Capital, L.P.            58,872      37,732            -0-          21,300         26,863                 8,549
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ Capital Corp.                       3,273        2,096           18,910        36,094          6,489                 2,065
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ ESC II, L.P.                        85,383      54,646            -0-          30,756           -0-                   -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital VII, L.P.                 -0-          -0-             -0-          195,256          -0-                   -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Entrepreneurs Fund, L.P.          -0-          -0-            6,148          1,288          1,624                  517
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

The Sprout CEO Fund, L.P.                -0-          -0-             -0-           2,273           -0-                   -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital IX, L.P.                  -0-          -0-          1,559,935       326,824        412,180               131,174
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout IX Plan Investors, L.P.           -0-          -0-            90,049        18,866         23,793                 7,572
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Plan Investors, L.P.              -0-          -0-             -0-            -0-          38,788                12,344
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Paul Brown                               -0-          -0-            16,750        12,563         13,736                 4,371
115 Arbor Court
Woodside, CA  94062

Marubeni Corporation                     -0-          -0-             -0-            -0-          370,880                 -0-

4-2, Ohtemachi 1-chome
Chiyoda-ku
Tokyo, Japan

Marubeni America Corporation             -0-          -0-             -0-            -0-          41,208                  -0-
450 Lexington Avenue
New York, NY 10017

Wasatch Ultra Growth Fund                -0-          -0-             -0-            -0-          206,044                 -0-
c/o Wasatch Ultra Growth Fund
150 Social Hall Avenue
Suite 400
Salt Lake City, Utah 84111

Wasatch Small Cap Growth Fund            -0-          -0-             -0-            -0-            -0-                 153,485
c/o Wasatch Small Cap
Growth Fund
150 Social Hall Avenue,
4th Floor
Suite 400                                                                                                           CLOSING DATE:
Salt Lake City, Utah 84111                                                                                         65,572 Shares
                                                                                                                      on 7/08/05

                                                                                                                    87,913 Shares
                                                                                                                     on 07/15/05

CSFB Fund Co-Investment
Program, L.P.                            -0-          -0-             -0-            -0-          274,725              31,090
11 Madison Avenue, 16th Floor
New York, NY 10010

Healthcare Investment Partners
Holdings LLC                             -0-          -0-             -0-            -0-            -0-               1,373,626
4900 West Dry Creek Rd.
Healdsburg, CA  95448

The Bander Family
Partnership, LP                          -0-          -0-             -0-            -0-            -0-                13,736
12909 Des Peres Woods Drive
St. Louis, MO  63131

Michael J. Carbon                        -0-          -0-             -0-            -0-            -0-                34,340
14 Olympia Court
Oak Brook, IL  60523                                                                                                CLOSING DATE:
                                                                                                                      07/15/05
                                      ---------    ---------       ---------      ---------      ---------            ---------
TOTAL                                 1,875,000    1,151,632       4,857,622      2,669,908      2,747,253            2,197,801